Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED FEBRUARY 7, 2020

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Mihir P. Worah no longer serves as a portfolio manager of the PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Daniel He serves as a portfolio manager of the Portfolio. The following changes are made to the prospectus of the Portfolio.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Stephen Rodosky, Managing Director of PIMCO, has managed the Portfolio since 2019. Daniel He, Executive Vice President of PIMCO, has managed the Portfolio since December 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE